                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                           THIS CONFORMING PAPER FORMAT DOCUMENT
                                             IS BEING SUBMITTED PURSUANT TO RULE
                                                        901(d) OF REGULATION S-T


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 1, 1994
                                                 ..............................


                         National Income Realty Trust
................................................................................
            (Exact name of registrant as specified in its charter)


  California                          0-9211                          94-2537061
................................................................................
(State or other jurisdiction        (Commission                   (IRS Employer
of incorporation)                     File No.)              Identification No.)



3878 Oak Lawn, Suite 300, Dallas, Texas                               75219
...............................................................................
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (214) 522-9910
                                                   ............................

...............................................................................
(Former name or former address, if changed since last report)
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Item 6.  Resignations of Registrant's Directors.

  By separate letters, each dated August 1, 1994, Bennett B. Sims and Ted P. Stokley resigned as members of the Board of Trustees of National Income Realty Trust (the "Trust"). Each individual had been a Trustee since April 1990 and each is currently a member of the Board of Trustees of Continental Mortgage and Equity Trust, which owns approximately 2.3% of the outstanding shares of the Trust. Each of Messrs. Sims and Stokely have advised that his resignation is tendered in order to avoid any future potential conflict of interest. Neither Mr. Sims nor Mr. Stokley has furnished the Trust with any letter describing any disagreement with the Trust on any matter relating to the Trust's operations, policies or practices.



Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.      None.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL INCOME REALTY TRUST
                                               (Registrant)

                                          By  /s/ KATIE JACKSON
                                            ---------------------------------
                                            Katie Jackson, Vice President and
                                            Chief Accounting Officer

Dated:  August 15, 1994

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